Exhibit 99.1

Contacts:	Media	Investors
	Brad Burns	Susan Watson
	Peter Lucht	(703) 886-5282
(800) 644-NEWS

MCI ANNOUNCES SECOND QUARTER 2005 RESULTS

EPS of $0.19 per share

Cash, cash equivalents and marketable securities total $5.3 billion

ASHBURN, Va., August 9, 2005 – MCI, Inc. (NASDAQ:MCIP) today reported its results for the second quarter ended June 30, 2005.

The Company returned to profitability in the second quarter, generating net income of $64 million or $0.20 and $0.19 per basic and diluted share, respectively, compared to a net loss of $2 million or $.01 per basic and diluted share in the first quarter. In the second quarter of 2004, MCI reported a net loss of $71 million or $0.22 per basic and diluted share.

Revenues for the second quarter were $4.7 billion, down 2 percent sequentially and 10 percent year-over-year. Operating expenses fell to $4.6 billion, down 11 percent year-over-year and 1 percent sequentially; reflecting the benefits of last year’s restructuring efforts, a reduction in severance expense, lower bad debt expense and ongoing efficiencies in selling, general and administrative expenses, as well as lower depreciation and amortization expense.

Operating income was $61 million in the second quarter, compared to operating income of $115 million in the first quarter of 2005 and $37 million in the year-earlier second quarter. The Company recognized depreciation and amortization expense of $325 million in the second quarter of 2005, $328 million in the first quarter of 2005 and $569 million in the second quarter of 2004.

“In the second quarter, we continued to launch next generation products and services, improve customer service and realize results from our cost reduction initiatives,” said Michael D. Capellas, MCI president and chief executive officer. “In the second half of the year, we will remain focused on executing in the marketplace and moving toward a timely completion of our merger with Verizon.”

For the first half of 2005, revenues were $9.5 billion, down 11 percent year-over-year. Operating income was $176 million, compared to an operating loss of $233 million in 2004. Operating income in the first half of 2005 included $653 million of depreciation and amortization expense, compared to $1.1 billion in 2004. Net income for the first six months of 2005 was $62 million or $0.19 per basic and diluted share, compared to a net loss of $459 million in the first half of 2004. Year-to-date merger-related expenses totaled $29 million, severance expense was $40 million and reorganization costs were $16 million, for a total of $85 million.

Consolidated Results

($Millions)	Quarter Ended
	6/30/05	6/30/04	3/31/05

Revenues	$4,683	$5,222	$4,789
Costs of sales and service	3,128	3,298	3,153
S, G & A	1,169	1,318	1,193
Depreciation and amortization	325	569	328
Operating income	61	37	115
Other expense net	(18)	(78)	(87)

Income (loss) before taxes from continuing
operations before income tax	43	(41)	28

Income tax (benefit) expense	(24)	29	119
Income (loss) from continuing operations	67	(70)	(91)
(Loss) income from discontinued operations	(3)	(1)	89
Net income (loss)	$64	$(71)	$(2)

Basic EPS	$0.20	$(0.22)	$(0.01)
Diluted EPS	$0.19	$(0.22)	$(0.01)

Segment Results

MCI’s operations are organized into three distinct business units defined by their respective customer bases: Enterprise Markets, US Sales & Service and International & Wholesale Markets. The quarterly operating results of these business segments follow:

Enterprise Markets

Enterprise Markets, which includes the Company’s most complex, high-end accounts in business and government, provide local-to-global business data, Internet and voice services, as well as managed network services and solutions.
($Millions)	Quarter Ended
	6/30/05	6/30/04	3/31/05

Revenues	$1,166	$1,197	$1,157
Costs of sales and service	759	712	754
S, G & A	274	259	271
Depreciation and amortization	78	143	78
Operating income	$55	$83	54

In the second quarter, Enterprise Markets generated $1.2 billion of revenues, up 1 percent sequentially and down 3 percent year-over-year.

Operating income was $55 million in the quarter, compared to operating income of $83 million a year earlier and $54 million in the first quarter of 2005.

Enterprise Markets continued to focus on accelerating growth and gaining share in IP, Hosting, Security and Contact Center Services, and during the quarter invested in additional professional sales and technical training to support these initiatives.

US Sales & Service

US Sales & Service (USS&S) is comprised of Commercial Accounts, which serves small to large U.S.-based business customers based in the United States, plus SkyTel; and Mass Markets, which serves consumer and small business customers.

($Millions)	Quarter Ended
	6/30/05	6/30/04	3/31/05

Revenues	$1,970	$2,302	$2,050
Costs of sales and service	1,184	1,228	1,167
S, G & A	597	767	625
Depreciation and amortization	140	231	146
Operating income	$49	$76	$112

During the second quarter, USS&S generated revenues of $2.0 billion, down 4 percent sequentially and 14 percent compared to the year-earlier quarter. Commercial accounts contributed $923 million to revenues, down 1 percent sequentially and 8 percent year-over-year. Mass Markets revenue fell to $1.0 billion, down 6 percent sequentially and 19 percent year-over-year, reflecting the company’s reduced emphasis on customer acquisition related to market and regulatory changes.

Operating income from US Sales & Service was $49 million in the second quarter of 2005, down 36 percent compared to a year ago and down 56 percent sequentially. In the Commercial Accounts business, results reflected competitive pricing in major product groups as well as investments in training and development. This decline was partially offset by improvement in the Mass Markets business, which reduced marketing costs and improved bad debt performance related to changes in marketing activities and customer churn, respectively.

International & Wholesale Markets

MCI’s International & Wholesale Markets segment serves customers in 164 countries around the world, as well as wholesale customers in the United States.

($Millions)	Quarter Ended
	6/30/05	6/30/04		3/31/05

Revenues	$1,547	$1,723		$1,582
Costs of sales and service	1,185	1,358		1,232
S, G & A	298	292		297
Depreciation and amortization	107	195		104
Operating loss	$(43)	$(122)	$	(51)

During the second quarter, International & Wholesale Markets contributed revenues of $1.5 billion, down 2 percent sequentially and 10 percent year-over-year. International accounts generated revenues of $862 million, down 5 percent sequentially and 2 percent compared to the second quarter of 2004. Wholesale Markets revenue was $685 million, up slightly compared to the first quarter, but 18 percent lower than last year’s second quarter. Segment operating loss was $43 million, compared to an operating loss of $51 million in the first quarter of 2005 and an operating loss of $122 million in last year’s second quarter.

MCI’s International group continues to focus on improving profitability through cost controls, improved collection efforts and facilities optimization. Operating profit declined sequentially, reflecting lower revenues, as the Company proactively raised rates, particularly for fixed-to-mobile wholesale services in Europe and fixed-to-fixed on selected routes. Data revenues were almost flat sequentially and Internet revenues declined slightly as customer acquisition activity and new strategic products offset downward pressure on rates.

Wholesale revenues grew approximately 1 percent sequentially and operating loss improved in the second quarter, reflecting higher volumes in voice, higher average rates for data services and a decline in Internet revenue driven by the migration from dial-up to broadband access.

Balance Sheet

At March 31, 2005, cash, cash equivalents and marketable securities were approximately $5.4 billion. During the second quarter, MCI paid $143 million in bankruptcy claims and invested $315 million in property, plant and equipment. At June 30, 2005, cash, cash equivalents and marketable securities totaled $5.3 billion.

Total debt of approximately $5.9 billion included $250 million of capitalized leases. The Company incurred interest expense of $116 million in the quarter and earned $44 million of interest income on its portfolio of cash and marketable securities. In addition, MCI recognized a pre-tax gain of $32 million on the sale of a portion of its interest in an affiliate in Mexico.

Conference Call

Management will host a conference call to discuss today’s results at 8:30 am EDT. Investors are invited to access a live audio feed at the company’s website, www.mci.com. An audio archive of the discussion will be available on the website for a minimum of 30 days.

About MCI

MCI, Inc. (NASDAQ:MCIP) is a leading global communications provider, delivering innovative, cost-effective advanced communications connectivity to businesses, governments and consumers. With one of the industry’s most expansive global IP backbones, and wholly-owned data networks, MCI develops the converged communications products and services that are the foundation for commerce and communications in today’s market. For more information, go to www.mci.com.

Forward-Looking Statements

     This document contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: a significant change in the timing of, or the imposition of any government conditions to, the closing of the previously announced proposed transaction between MCI and Verizon; actual and contingent liabilities; and the extent and timing of our ability to obtain revenue enhancements and cost savings following the previously announced proposed transaction between MCI and Verizon. Additional factors that may affect the future results of MCI and Verizon are set forth in their respective filings with the Securities and Exchange Commission, which are available at http://investor.verizon.com/SEC/ and http://www.mci.com/about/investor_relations/sec/.

This release references certain financial measures which are deemed to be non-GAAP. The Company believes that the inclusion of these measures is important because it provides readers of the report a different view of its operating results. In particular, MCI presents information about operating income, excluding certain various non-cash items, including depreciation and amortization, impairment charges and gains and losses on property dispositions. MCI presents this information to allow investors to determine its cash operating expenses, and because these expenses have varied significantly over time due to changes in MCI's balance sheet relating to fresh-start reporting and impairment.

     In connection with the previously announced proposed transaction between MCI and Verizon, Verizon filed, with the Securities and Exchange Commission ("SEC") on April 12, 2005, a proxy statement and prospectus on Form S-4 that contain important information about the previously announced proposed transaction between MCI and Verizon. These materials are not yet final and will be amended. Investors are urged to read the proxy statement and prospectus filed, and any other relevant materials filed by MCI or Verizon because they contain, or will contain, important information about MCI, Verizon and the previously announced proposed transaction between MCI and Verizon. The preliminary materials filed on April 12, 2005, the definitive versions of these materials and other relevant materials (when they become available) and any other documents filed by MCI or Verizon with the SEC, may be obtained for free at the SEC's website at http://www.sec.gov. Investors may also obtain free copies of these documents at http://www.mci.com/about/investor_relations, or by request to MCI, Inc., Investor Relations, 22001 Loudoun County Parkway, Ashburn, VA 20147. Free copies of Verizon's filings are available at http://www.verizon.com/investor, or by request to Verizon Communications Inc., Investor Relations, 1095 Avenue of the Americas, 36th Floor, New York, NY 10036. Investors are urged to read the proxy statement and prospectus and the other relevant materials when such other materials become available before making any voting or investment decision with respect to the previously announced proposed transaction between MCI and Verizon.

     MCI, Verizon, and their respective directors, executive officers, and other employees may be deemed to be participants in the solicitation of proxies from MCI shareowners with respect to the previously announced proposed transaction between MCI and Verizon. Information about MCI's directors and executive officers is available in MCI's proxy statement for its 2005 annual meeting of shareholders, dated April 20, 2005.

Information about Verizon's directors and executive officers is available in Verizon's proxy statement for its 2005 annual meeting of shareholders, dated March 21, 2005. Additional information about the interests of potential participants will be included in the registration statement and proxy statement and other materials filed with the SEC.

# # #

MCI, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Six-Month Periods Ended June 30, 2005 and 2004
(In Millions, Except Per Share Data)

	Three-Month Period Ended June 30,		Six-Month Period Ended June 30,

	2005	2004	2005	2004

Revenues	$4,683	$5,222	$9,472	$10,640
Operating expenses:
Access costs	2,512	2,674	5,056	5,576
Costs of services and products	616	624	1,225	1,286
Selling, general and administrative	1,169	1,318	2,362	2,921
Depreciation and amortization	325	569	653	1,090

Total operating expenses	4,622	5,185	9,296	10,873

Operating income (loss)	61	37	176	(233)
Other (expense) income, net:
Interest expense	(116)	(95)	(236)	(195)
Miscellaneous income, net	98	17	131	25

Income (loss) from continuing operations before income taxes	43	(41)	71	(403)
Income tax (benefit) expense	(24)	29	95	53

Income (loss) from continuing operations	67	(70)	(24)	(456)
(Loss) income from discontinued operations, net of tax	(3)	(1)	86	(3)

Net income (loss)	$64	$(71)	$62	$(459)

Basic income (loss) per share:
Continuing operations	$0.21	$(0.22)	$(0.07)	$(1.41)
Discontinued operations	(0.01)	0.00	0.26	(0.01)

Basic income (loss) per share	$0.20	$(0.22)	$0.19	$(1.42)

Diluted income (loss) per share:
Continuing operations	$0.20	$(0.22)	$(0.07)	$(1.41)
Discontinued operations	(0.01)	0.00	0.26	(0.01)

Diluted income (loss) per share	$0.19	$(0.22)	$0.19	$(1.42)

Basic shares used in calculation	321.3	318.9	321.1	322.6
Diluted shares used in calculation	329.4	318.9	328.5	322.6

MCI, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three-Month Periods Ended June 30, 2005 and March 31, 2005
(In Millions, Except Per Share Data)

	Three-Month Period Ended

	June 30, 2005	March 31, 2005

Revenues	$4,683	$4,789
Operating expenses:
Access costs	2,512	2,544
Costs of services and products	616	609
Selling, general and administrative	1,169	1,193
Depreciation and amortization	325	328

Total operating expenses	4,622	4,674

Operating income	61	115
Other (expense) income, net:
Interest expense	(116)	(120)
Miscellaneous income, net	98	33

Income from continuing operations before income taxes	43	28
Income tax (benefit) expense	(24)	119

Income (loss) from continuing operations	67	(91)
(Loss) income from discontinued operations, net of tax	(3)	89

Net income (loss)	$64	$(2)

Basic income (loss) per share:
Continuing operations	$0.21	$(0.28)
Discontinued operations	(0.01)	0.27

Basic income (loss) per share	$0.20	$(0.01)

Diluted income (loss) per share:
Continuing operations	$0.20	$(0.28)
Discontinued operations	(0.01)	0.27

Diluted income (loss) per share	$0.19	$(0.01)

Basic shares used in calculation	321.3	320.8
Diluted shares used in calculation	329.4	320.8

MCI, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
As of June 30, 2005 and December 31, 2004
(In Millions, Except Share Data)

	As of June 30, 2005	As of December 31, 2004

ASSETS
Current assets:
Cash and cash equivalents	$4,089	$4,449
Marketable securities	1,244	1,055
Accounts receivable, net of allowance for doubtful accounts of $577 for 2005 and
$729 for 2004	2,586	2,855
Other current assets	690	724
Assets held for sale	—	10

Total current assets	8,609	9,093
Property, plant and equipment, net of accumulated depreciation of $1,101 for 2005 and $512 for
2004	6,119	6,259
Investments	19	116
Intangible assets, net of accumulated amortization of $140 for 2005 and $59 for 2004	982	991
Other assets	608	601

	$16,337	$17,060

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$614	$784
Accrued access costs	1,202	1,491
Current portion of long-term debt	22	24
Accrued interest	110	93
Other current liabilities	3,615	3,796
Liabilities of assets held for sale	—	15

Total current liabilities	5,563	6,203
Long-term debt, excluding current portion	5,893	5,909
Other liabilities	674	718
Commitments and contingencies
Shareholders’ equity:
MCI common stock, par value $0.01 per share; authorized: 3,000,000,000 shares; issued
and outstanding: 325,459,235 shares for 2005 and 319,557,905 shares for 2004	3	3
Additional paid-in capital	8,324	8,365
Deferred stock-based compensation	(152)	(114)
Accumulated deficit	(3,940)	(4,002)
Accumulated other comprehensive loss	(28)	(22)

Total shareholders’ equity	4,207	4,230

	$16,337	$17,060

MCI, INC. AND SUBSIDIARIES

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
For the Six-Month Periods Ended June 30, 2005 and 2004
(In Millions)

	Six-Month Period Ended June 30,

	2005	2004

OPERATING ACTIVITIES
Net income (loss)	$62	$(459)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	653	1,090
Net realized gain on sale of investments	(32)	—
Gain on disposal of discontinued operations	(86)	—
Bad debt provision	206	362
Amortization of debt discount	—	114
Other	61	16
Changes in assets and liabilities:
Accounts receivable	67	361
Other current assets	38	35
Non current assets	12	(51)
Accounts payable and accrued access costs	(416)	(514)
Other current liabilities	(227)	(773)
Other liabilities	5	(25)

Net cash provided by operating activities	343	156
INVESTING ACTIVITIES
Additions to property, plant and equipment	(543)	(416)
Proceeds from sale of property, plant and equipment and intangible assets	70	13
Purchases of marketable securities	(1,861)	—
Proceeds from sale of marketable securities and investments	1,691	—
Proceeds from sale of an equity investment and assets held for sale	181	179
Cash paid for acquisitions, net of cash received	(118)	—
Deposit on sale of Embratel	—	50
Other	4	—

Net cash used in investing activities	(576)	(174)
FINANCING ACTIVITIES
Principal repayments on debt	(18)	(24)
Dividends paid on common stock	(130)	—
Cash restricted for letters of credit	3	(120)
Other	18	—

Net cash used in financing activities	(127)	(144)

Net change in cash and cash equivalents	(360)	(162)
Net change in cash and cash equivalents from discontinued operations	—	(607)
CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	4,449	6,178

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$4,089	$5,409

MCI, INC. AND SUBSIDIARIES

SEGMENT RESULTS
 For the Three-Month Periods Ended June 30, 2005, March 31, 2005, and June 30, 2004
(In Millions)

	Three-Month Period Ended June 30, 2005

	Enterprise Markets	U.S. Sales & Service	International & Wholesale Markets	Total

Revenues:
Voice	$446	$1,420	$936	$2,802
Data	547	330	337	1,214
Internet	173	220	274	667

Total revenues	1,166	1,970	1,547	4,683
Costs of sales and services	759	1,184	1,185	3,128
Selling, general and administrative expenses	274	597	298	1,169
Depreciation and amortization expenses	78	140	107	325

Operating income (loss)	$55	$49	$(43)	$61

	Three-Month Period Ended March 31, 2005

	Enterprise Markets	U.S. Sales & Service	International & Wholesale Markets	Total

Revenues:
Voice	$453	$1,496	$954	$2,903
Data	546	363	337	1,246
Internet	158	191	291	640

Total revenues	1,157	2,050	1,582	4,789
Costs of sales and services	754	1,167	1,232	3,153
Selling, general and administrative expenses	271	625	297	1,193
Depreciation and amortization expenses	78	146	104	328

Operating income (loss)	$54	$112	$(51)	$115

	Three-Month Period Ended June 30, 2004

	Enterprise Markets	U.S. Sales & Service	International & Wholesale Markets	Total

Revenues:
Voice	$457	$1,705	$1,029	$3,191
Data	577	415	377	1,369
Internet	163	182	317	662

Total revenues	1,197	2,302	1,723	5,222
Costs of sales and services	712	1,228	1,358	3,298
Selling, general and administrative expenses	259	767	292	1,318
Depreciation and amortization expenses	143	231	195	569

Operating income (loss)	$83	$76	$(122)	$37

MCI, INC. AND SUBSIDIARIES

SEGMENT RESULTS
 For the Six-Month Periods Ended June 30, 2005 and 2004
(In Millions)

	Six-Month Period Ended June 30, 2005

	Enterprise Markets	U.S. Sales & Service	International & Wholesale Markets	Total

Revenues:
Voice	$899	$2,916	$1,890	$5,705
Data	1,093	693	674	2,460
Internet	331	411	565	1,307

Total revenues	2,323	4,020	3,129	9,472
Costs of sales and services	1,513	2,351	2,417	6,281
Selling, general and administrative expenses	545	1,222	595	2,362
Depreciation and amortization expenses	156	286	211	653

Operating income (loss)	$109	$161	$(94)	$176

	Six-Month Period Ended June 30, 2004

	Enterprise Markets	U.S. Sales & Service	International & Wholesale Markets	Total

Revenues:
Voice	$914	$3,485	$2,159	$6,558
Data	1,140	833	759	2,732
Internet	337	365	648	1,350

Total revenues	2,391	4,683	3,566	10,640
Costs of sales and services	1,492	2,559	2,811	6,862
Selling, general and administrative expenses	566	1,670	685	2,921
Depreciation and amortization expenses	277	436	377	1,090

Operating income (loss)	$56	$18	$(307)	$(233)